EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report of Kensington Leasing, Ltd.,  (the “Company”) on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Angelique de Maison, the Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-K for the period ending December 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Annual Report on Form 10-K for the period ending December 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 25, 2009

Dated:  April 14, 2010

/s/  Angelique de Maison

      Angelique de Maison

      Chief Executive Officer, and Director